EXHIBIT 23.2

                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
ChemFirst Inc.

We consent to the use of our report incorporated herein by reference.

Jackson, Mississippi                               KPMG LLP
June 1, 2000